SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2003	Commission File No. 33-76716

General Media, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	13-3750988

(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

11 Penn Plaza, New York, NY	10001

(Address of Principal Executive Offices)	Zip Code

(212) 702-6000

(Registrant’s telephone number, including area code)

Item 4. Changes In Registrant’s Certifying Accountants
Item 7. Financial Statements and Exhibits
Signatures

Item 4. Changes In Registrant’s Certifying Accountants

On May 29, 2003, Eisner LLP (“Eisner”) resigned as the Registrant’s independent certified public accountants and the Registrant engaged Weinberg and Company, P.A. as the Registrant’s new independent certified public accountants.

The report of Eisner on the Registrant’s consolidated financial statements as of and for the year ended December 31, 2002 and the reports of Grant Thornton LLP (“GT”), the Registrant’s predecessor independent certified public accountants for the year ended December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion; however, Eisner’s report for the year ended December 31, 2002 and GT’s report for the fiscal year ended December 31, 2001 contained a qualification due to uncertainty regarding the Registrant’s ability to generate sufficient funds from operations to make all the mandatory payments required by the Series C Notes of General Media, Inc. and the Registrant’s ability to continue as a going concern as described in Note 2 to the Registrant’s financial statements for the fiscal years ended December 31, 2002 and 2001. This uncertainty was also reported in Note 1 to the Registrant’s condensed consolidated financial statements for the interim periods June 30, 2002, September 30, 2002 and March 31, 2003. The Registrant’s condensed consolidated financial statements for the three-month interim period ended March 31, 2003 was not reviewed by an independent certified public accountant.

During Registrant’s two most recent fiscal years ended December 31, 2002 and any subsequent interim period preceding Eisner’s resignation there were no disagreements with Eisner or GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner or GT, would have caused them to make reference thereto in their report on the Registrant’s financial statements

During the Registrant’s two most recent fiscal years ended December 31, 2002 and any subsequent interim period preceding Eisner’s resignation there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

During the registrant’s two most recent fiscal years ended December 31, 2002 and through the date of this Form 8-K, the Registrant did not consult Weinberg and Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant will provide the Eisner with a copy of the foregoing disclosures by May 30, 2003. A copy of Eisner’s letter required by Item 304(a)(3) of Regulation S-K is not included with this report, and will be filed with the Securities and Exchange Commission on or before June 13, 2003.

Item 7. Financial Statements and Exhibits

     Exhibits:

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

General Media, Inc.

Dated: May 30, 2003	By:	/s/ Robert C. Guccione

Robert C. Guccione, Chairman of the Board and Chief Executive Officer